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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 31, 2005

                               TEJAS INCORPORATED
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             (Exact name of Registrant as Specified in its Charter)



            Delaware                   000-29235               13-3577716
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(State or other                 (Commission File Number)     (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)


                              8226 Bee Caves Road
                                Austin, TX 78746
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              (Address of Principal Executive Officers) (Zip Code)


                                 (512) 306-8222
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01. Entry into a Material Definitive Agreement.

     On August 31, 2005 Tejas Incorporated ("Tejas") entered into an amendment to the Registration Rights Agreement dated as of July 1, 2005 by and among Tejas, Niskayuna Development LLC, Wayne Barr, Jr., Shawn O'Donnell, Patrick Doyle and John P. Bade (the "Agreement"). The amendment to the Agreement (the "Amendment") extends the deadline by which Tejas must fulfill the requirements of Section 2(a) of the Agreement from 60 days of the date of the Agreement to October 15, 2005. The Agreement was filed as Exhibit 10.3 to Tejas' Form 8-K filed on July 8, 2005. The Agreement and the discussion relating thereto contained in Item 1.01 of the 8-K are incorporated herein by reference.

     The Amendment is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

 (c)             Exhibits.
                     1.1. Amendment dated as of August 31, 2005 to Registration Rights Agreement dated as of July 1, 2005 by and among Tejas, Niskayuna Development LLC, Wayne Barr, Jr., Shawn O'Donnell, Patrick Doyle and John P. Bade.

























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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TEJAS INCORPORATED



Dated:  September 2, 2005
                                             /s/ Kurt Rechner
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                                             Kurt Rechner
                                             President; Chief Operating Officer
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                                 EXHIBIT INDEX


Exhibit            Description
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1.1                Amendment dated as of August 31, 2005 to Registration Rights
                   Agreement dated as of July 1, 2005 by and among Tejas, Niskayuna Development LLC, Wayne Barr, Jr., Shawn O'Donnell,
                   Patrick Doyle and John P. Bade.